Exhibit 10.4

AMENDMENT NO. 3 TO CREDIT AGREEMENT

dated as of October 24, 2024

among

JERSEY CENTRAL POWER & LIGHT COMPANY,

as Borrower,

THE LENDERS NAMED HEREIN,

as Lenders,

MIZUHO BANK, LTD.,

as Administrative Agent,

and

THE FRONTING BANKS NAMED HEREIN,

as Fronting Banks

JPMORGAN CHASE BANK, N.A. PNC CAPITAL MARKETS LLC MUFG BANK, LTD. BARCLAYS BANK PLC BofA SECURITIES, INC.	MIZUHO BANK, LTD. CITIBANK, N.A. MORGAN STANLEY SENIOR FUNDING, INC. THE BANK OF NOVA SCOTIA ROYAL BANK OF CANADA WELLS FARGO SECURITIES, LLC

as Joint Lead Arrangers

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of October 24, 2024 (this “Amendment”), to the Existing Credit Agreement referred to below, is entered into by and among Jersey Central Power & Light Company (“JCP&L” or the “Borrower”), each of the Lenders party hereto, Mizuho Bank, Ltd., as Administrative Agent for the Lenders, and each of the Fronting Banks party hereto.

PRELIMINARY STATEMENTS

1.   The Borrower, the Lenders, the Administrative Agent and the Fronting Banks are parties to that certain Credit Agreement, dated as of October 18, 2021 (as amended prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.   The Borrower desires to increase the aggregate amount of the Commitments by $250,000,000 (the “Commitment Increase”) pursuant to Section 2.06(b) of the Existing Credit Agreement and each Lender party hereto as an “Increasing Lender” (each, an “Increasing Lender”) has agreed to increase its Commitment as set forth herein.

3.   The Borrower has requested that each Lender extend the Termination Date applicable to such Lender for an additional one year period, from October 18, 2027 to October 18, 2028 (the “Extension”) and each Lender has agreed to the Extension as to itself.

4.   The Borrower desires to amend the Existing Credit Agreement as set forth herein, and the Lenders, the Administrative Agent and the Fronting Banks have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Commitment Increase.

(a)   On the Amendment Effective Date (as defined below), each Increasing Lender agrees to increase its Commitment to the aggregate amount set forth opposite such Increasing Lender’s name on Schedule I to the Credit Agreement as amended hereby. After giving effect to the Commitment Increase, the aggregate amount of the availability under Section 2.06(b) of the Credit Agreement for additional Commitments shall be $0.

(b)   In connection with the foregoing and the other transactions contemplated hereby, on the Amendment Effective Date:

(i)   each Increasing Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to the Commitment Increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the total Commitments of all the Lenders to equal its Percentage of such Commitments; and

(ii)   the Administrative Agent shall make such reallocations or other relevant actions in respect of the “Commitments” (as defined in and in effect under the Existing Credit Agreement) as are necessary in order that each Lender’s Commitment under the Credit Agreement reflects such Lender’s Percentage of the total Commitments on the Amendment Effective Date.

SECTION 2. Amendments to Existing Credit Agreement.

(a)   Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following terms in the proper alphabetical order therein:

(i)   “Third Amendment” means the Amendment No. 3 to Credit Agreement, dated as of October 24, 2024, by and among the Borrower, each of the Lenders party thereto, the Administrative Agent, and each of the Fronting Banks party thereto.

(ii)   “Third Amendment Effective Date” means the Amendment Effective Date (as defined in the Third Amendment), which date is October 24, 2024.

(b)   The definition of the term “Applicable Margin” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing the table set forth therein with the below table:

BASIS FOR PRICING	LEVEL 1	LEVEL 2	LEVEL 3	LEVEL 4	LEVEL 5
	Reference Ratings at least A by S&P or A2 by Moody’s	Reference Ratings lower than Level 1 but at least A- by S&P or A3 by Moody’s	Reference Ratings lower than Level 2 but at least BBB+ by S&P or Baa1 by Moody’s	Reference Ratings lower than Level 3 but at least BBB by S&P or Baa2 by Moody’s	Reference Ratings lower than Level 4
Applicable Margin for Term Benchmark Advances (or, if applicable, RFR Advances)	1.00%	1.125%	1.25%	1.50%	1.75%
Applicable Margin for Alternate Base Rate Advances	0.00%	0.125%	0.25%	0.50%	0.75%

(c)   The definition of the term “Fee Letters” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

(i)	by deleting the word “and” at the end of clause (iii) thereof; and

(ii)	by adding the following at the end of clause (iv) thereof:

“(v) the fee letter, dated September 21, 2023, by and among the Borrower, certain of FE’s other Subsidiaries, Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc., RBC Capital Markets, Barclays Bank PLC, BofA Securities, Inc., Bank of America, N.A., and The Bank of Nova Scotia, (vi) the fee letter, dated September 19, 2024, by and among the Borrowers, certain of FE’s other Subsidiaries, JPMorgan, Mizuho, PNC Capital Markets LLC and PNC Bank and (vii) the fee letter, dated September 19, 2024, by and among the Borrower, certain of FE’s other Subsidiaries, Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, Barclays Bank PLC, BofA Securities, Inc., Bank of America, N.A., MUFG Bank, Ltd., The Bank of Nova Scotia and Wells Fargo Securities, LLC.”

(d)   The definition of the term “Parent Credit Agreement” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Parent Credit Agreement” means that Credit Agreement, dated as of October 18, 2021, by and among FE and FET as borrowers, the banks and other financial institutions party thereto from time to time, and JPMorgan as administrative agent, as amended, amended and restated or otherwise modified from time to time, including for the release of FET, as borrower thereunder, pursuant to Amendment No. 2 to Credit Agreement and Consent, Limited Waiver and Limited Release, dated as of October 20, 2023.”

(e)   The definition of the term “Termination Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Termination Date” means October 18, 2028, subject, for certain Lenders, to the extension described in Section 2.19 hereof, or, in any case, the earlier date of termination in whole of the Commitments pursuant to Section 2.06 or Section 6.01 hereof.”

(f)   Section 2.05(a) of the Existing Credit Agreement is hereby amended by replacing the table set forth therein with the below table:

BASIS FOR PRICING	LEVEL 1	LEVEL 2	LEVEL 3	LEVEL 4	LEVEL 5
	Reference Ratings at least A by S&P or A2 by Moody’s	Reference Ratings lower than Level 1 but at least A-by S&P or A3 by Moody’s	Reference Ratings lower than Level 2 but at least BBB+ by S&P or Baa1 by Moody’s	Reference Ratings lower than Level 3 but at least BBB by S&P or Baa2 by Moody’s	Reference Ratings lower than Level 4
Commitment Fee	0.10%	0.125%	0.175%	0.225%	0.275%

(g)   Section 2.05(d) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(d)   The Borrower agrees to pay to each Fronting Bank, for its own account, certain fees payable by the Borrower in such amounts and payable on such terms as set forth in the Fee Letters or separately agreed upon between the Borrower and such Fronting Bank.

(h)   Section 2.19(a) of the Existing Credit Agreement is hereby amended by amending and restating the last sentence thereof in its entirety as follows:

“Following the Third Amendment Effective Date, the Borrower may request no more than two extensions pursuant to this Section 2.19.”

(i)   Section 5.03(e) of the Existing Credit Agreement is hereby amended by amending and restating the proviso thereof in its entirety as follows:

“provided, however, that the Borrower may not use such proceeds in connection with any Hostile Acquisition.”

(j)   Schedule I to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule I hereto.

(k)   Schedule II to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule II hereto.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the following conditions have been satisfied (or waived by the Administrative Agent and the Lenders party hereto in their sole discretion):

(a)   The Administrative Agent shall have received, in immediately available funds, to the extent invoiced prior to the Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, but not limited to, the reasonable fees and expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(b)   The Administrative Agent shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents, except as otherwise specified below), in form and substance satisfactory to the Administrative Agent:

(i)   either (A) counterparts of this Amendment duly executed by the Borrower, the Lenders, the Administrative Agent, and the Fronting Banks or (B) written evidence satisfactory to the Administrative Agent that such parties have signed counterparts of this Amendment;

(ii)   certified copies of (A) the resolutions of the Board of Directors of the Borrower approving this Amendment and the Credit Agreement and (B) all documents evidencing any other necessary corporate action with respect to this Amendment and the Credit Agreement;

(iii)   a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder, (B) that attached thereto are true and correct copies of the Organizational Documents of the Borrower, in each case as in effect on such date, and (C) that true and correct copies of all governmental and regulatory authorizations and approvals required for the due execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement have previously been delivered to the Administrative Agent and remain in full force and effect on such date;

(iv)   a certificate of an Authorized Officer of the Borrower (the statements in which shall be true) certifying that, both before and after giving effect to this Amendment, (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default with respect to the Borrower and (B) all representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document to which the Borrower is a party are true and correct in all material respects (or in the case of any representation or warranty already qualified by materiality, true and correct in all respects) on and as of the Amendment Effective Date, as though made on and as of such date (other than any such representation or warranty that by its terms refers to a specific date, in which case such representation and warranty shall be true and correct as of such specific date); and

(v)   an opinion of Morgan, Lewis & Bockius LLP, special counsel for the Borrower.

(c)   The Administrative Agent shall have received all documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, to the extent such documentation or information is requested by the Administrative Agent on behalf of any Lender prior to the Amendment Effective Date.

SECTION 4. Representations and Warranties. The Borrower represents and warrants as follows:

(a)   Due Authorization. The execution, delivery and performance by it of this Amendment and each other Loan Document being executed and delivered in connection with this Amendment to which the Borrower is a party have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholders or members, as the case may be, other than such consents and approvals as have been duly obtained, given or accomplished.

(b)   No Violation, Etc. Neither the execution, delivery or performance by it of this Amendment, any other Loan Document being executed and delivered in connection with this Amendment to which it is a party, nor the consummation by it of the transactions contemplated hereby or thereby, nor compliance by it with the provisions hereof or thereof, nor the performance by it of the Credit Agreement, contravenes or will contravene, or results or will result in a breach of, any of the provisions of its Organizational Documents, any Applicable Law, or any indenture, mortgage, deed of trust, lease, license or any other agreement or instrument to which it or any of its Subsidiaries is party or by which its property or the property of any of its Subsidiaries is bound, or results or will result in the creation or imposition of any Lien upon any of its property or the property of any of its Subsidiaries, except to the extent such contravention or breach, or the creation or imposition of any such Lien, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect with respect to the Borrower.

(c)   Governmental Actions. No Governmental Action is or will be required in connection with (i) the execution, delivery or performance by it of, or the consummation by it of the transactions contemplated by, this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party, or (ii) the performance by it of the Credit Agreement.

(d)   Execution and Delivery. This Amendment and the other Loan Documents being executed and delivered in connection with this Amendment to which it is, or is to become, a party have been or will be (as the case may be) duly executed and delivered by it, and each of this Amendment and the Credit Agreement is, and upon execution and delivery thereof each such other Loan Document will be, the legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject, however, solely with respect to this Amendment, the Credit Agreement and such other Loan Document, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(e)   No Material Misstatements. The reports, financial statements and other written information furnished by or on behalf of the Borrower to the Administrative Agent, any Fronting Bank or any Lender pursuant to or in connection with this Amendment and the transactions contemplated hereby, when taken together with the Disclosure Documents, do not contain, when taken as a whole, any untrue statement of a material fact and do not omit, when taken as a whole, to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.

(f)   Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries that involve this Amendment, the Credit Agreement or any other Loan Document.

(g)   No Default. No Unmatured Default or Event of Default has occurred and is continuing or would occur as a result of (i) the execution, delivery or performance by the Borrower of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party or (ii) the performance by the Borrower of the Credit Agreement.

(h)   Anti-Corruption Laws. No proceeds of any Borrowing have been used in violation of any Anti-Corruption Law.

SECTION 5. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(a)   Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, release of, amendment of, consent to, departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Borrower requiring the consent of the Administrative Agent, the Fronting Banks or the Lenders except to the extent specifically provided for herein. The Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrower for any existing or future Unmatured Default or Event of Default. The Administrative Agent, the Fronting Banks and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and the Borrower expressly acknowledges such reservation of rights. Any future or additional amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.

(b)   Upon the effectiveness of this Amendment: (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.

(c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a release or waiver of any right, power or remedy of the Lenders, the Administrative Agent or the Fronting Banks under the Existing Credit Agreement or any other Loan Document, nor constitute a release or a waiver of any provision of the Existing Credit Agreement or any other Loan Document. The execution, delivery and effectiveness of this Amendment shall not constitute a novation of any amount owing under the Existing Credit Agreement or any other Loan Document and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Existing Credit Agreement and the other Loan Documents shall, to the extent not paid on or prior to the Amendment Effective Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, each Fronting Bank and each Lender in connection with the preparation, execution, delivery, syndication and administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) for the Administrative Agent, the Fronting Banks and the Lenders with respect thereto and with respect to advising the Administrative Agent, the Fronting Banks and each Lender as to their rights and responsibilities under this Amendment. The Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable fees and expenses of counsel), incurred by the Administrative Agent, the Fronting Banks and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Credit Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section. The Borrower acknowledges and agrees that, pursuant to Section 8.05(a) of the Credit Agreement, it is required to pay, among other costs and expenses set forth therein, the reasonable fees and expenses of counsel for the Administrative Agent (including, but not limited to, any local counsel and any specialist counsel for the Administrative Agent), in accordance with the terms thereof.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 9. Miscellaneous. This Amendment shall be subject to the provisions of Sections 8.05, 8.10, 8.11 and 8.12 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.

SECTION 10. Release. In consideration of, among other things, the Administrative Agent’s, the Fronting Banks’ and the Lenders’ execution and delivery of this Amendment, the Borrower, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, liens, warranties, damages and consequential damages, judgments, costs or expenses whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Credit Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts existing on or before the Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith; or (ii) any aspect of the dealings or relationships between or among the Borrower, on the one hand, and any or all of the Credit Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by the Borrower of any Advances or other financial accommodations made by any Credit Party after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts existing on or prior to the date of receipt of any such Advances or other financial accommodations. In entering into this Amendment, the Borrower consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 10 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Advances.

[remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JERSEY CENTRAL POWER & LIGHT COMPANY

By:	/s/ Weizhong Wang
Name: Weizhong Wang
Title: Treasurer

Signature Page to Amendment No. 3 to Credit Agreement (New Jersey)

MIZUHO BANK, LTD.,
as Administrative Agent, Fronting Bank, Lender and Increasing Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

COBANK, ACB, as a Lender

By:	/s/ David B. Willis
Name:	David B. Willis
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Lender and as a Fronting Bank

By:	/s/ Khawaja Tariq
Name:	Khawaja Tariq
Title:	Vice President

CITIBANK, N.A., as a Lender and as a Fronting Bank

By:	/s/ Richard Rivera
Name:	Richard Rivera
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Fronting Bank

By:	/s/ Anna Bartholomew
Name:	Anne Bartholomew
Title:	Vice President

BARCLAYS BANK PLC, as a Lender and as a

Signature Page to Amendment No. 3 to Credit Agreement (New Jersey)

Fronting Bank

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender and as a Fronting Bank

By:	/s/ John M. Eyerman
Name:	John M. Eyerman
Title:	Director

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

MUFG BANK, LTD., as a Lender and as a Fronting Bank

By:	/s/ Matthew Bly
Name:	Matthew Bly
Title:	Director

THE BANK OF NOVA SCOTIA, as a Lender and as a Fronting Bank

By:	/s/ David Dewar
Name:	David Dewar
Title:	Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Meg Donnelly
Name:	Meg Donnelly
Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender and as a Fronting Bank

By:	/s/ Patrick Engel
Name:	Patrick Engel
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender

By:	/s/ Andrew Sidford
Name:	Andrew Sidford
Title:	Managing Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Amit Vasani
Name:	Amit Vasani
Title:	Authorized Signatory

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Renee M. Bonnell
Name:	Renee M. Bonnell
Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Alkesh Nanavaty
Name:	Alkesh Nanavaty
Title:	Executive Director

TD BANK, N.A., as a Lender

By:	/s/ M. Bernadette Collins
Name:	Bernadette Collins
Title:	Senior Vice President

TRUIST BANK, as a Lender

By:	/s/ Catherine Strickland
Name:	Catherine Strickland
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael E. Temnick
Name:	Michael E. Temnick
Title:	Senior Vice President

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Molly H. Ross
Name:	Molly H. Ross
Title:	Director

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Nolan Woodbury
Name:	Nolan Woodbury
Title:	Assistant Vice President

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Paul Wargo
Name:	Paul Wargo
Title:	Commercial RM

SCHEDULE I

List of Commitments and Lending Offices

Lender	Commitment Amount	Lending Office

CoBank, ACB	$59,101,851.85	6340 S. Fiddlers Green Circle Greenwood Village, CO 80111 Attn: Loan Administration Contact: Beth Johnson Phone: (303) 740-4347 Email: loanadminnotices@cobank.com loanadmin@cobank.com

JPMorgan Chase Bank, N.A.	$40,747,392.87	GR. FLR., 1ST- 6TH FLR., PLATINA BLOCK-3, KODBISANHAL, FLR. 04 Bengaluru, IN-KA, 560103, India Contact: Vithal Giri Phone: (+91-80) 67905186 ext. 75186 Email: vithal.giri@jpmorgan.com

Citibank, N.A.	$40,747,392.87	388 Greenwich St. New York, NY 10013 Contact: Ashwani Khubani Phone: (212) 816-3690 Email: ashwani.khubani@citi.com

Mizuho Bank, Ltd.	$37,959,131.87

1271 Avenue of the Americas

New York, NY 10020

Contact: Erik Kildal-Brandt; Leo Pau

Phone: (212) 282-4089; (212) 282-3418

Email: Erik.Kildal-Brandt@mizuhogroup.com; leo.pau@mizuhogroup.com; LAU_MGS@mizuhogroup.com

PNC Bank, National Association	$37,959,131.88	300 Fifth Avenue Pittsburgh, PA 15222 Contact: Montreal Phillips, Loan Support Analyst Phone: (440) 546-9431 Email: Montreal.Phillips@pnc.com

Barclays Bank PLC	$37,959,131.88	745 Seventh Avenue, 8th Floor New York, NY 10019 Contact: Oksana Shtogrin Phone: (212) 526 3441 Email: Oksana.shtogrin@barclays.com

Bank of America, N.A.	$37,959,131.88	Bank of America Tower – Charlotte NC1-030-24-02 620 S Tryon St Charlotte, NC 2825 Contact: Holli Balzer Phone: (704) 302-7836 Email: holli.deyerle@bofa.com
Morgan Stanley Bank, N.A.	$37,959,131.88	1300 Thames Street Wharf, 4th Floor Baltimore, MD 21231 Contact: Morgan Stanley Loan Servicing Phone: (443) 627-6648 Email: msloanservicing@morganstanley.com

MUFG Bank, Ltd.	$37,959,131.88	1251 Avenue of the Americas New York, NY 10020-1104 Contact: Nadia Sleiman Phone: (212) 782-6974 Email: CCD-docunit@us.mufg.jp

The Bank of Nova Scotia	$37,959,131.88	250 Vesey Street, 23rd floor New York, NY 10281 Contact: Sandy Dewar Phone: (917) 439-2391 Email: sandy.dewar@scotiabank.com

Royal Bank of Canada	$37,959,131.88	3 World Financial Center 200 Vesey St New York, NY 10281 Contact: Frank Lambrinos Phone: (212) 858-7374 Email: frank.lambrinos@rbccm.com

Wells Fargo Bank, National Association	$37,959,131.88	550 S Tryon Street, 11th Floor Charlotte, NC 28202 Contact: Patrick Engel Phone: (704) 374-2385 Email: Patrick.D.Engel@wellsfargo.com

Credit Agricole Corporate and Investment Bank	$33,670,731.71	1100 Louisiana St. Ste 4750 Houston, TX 77002 Contact: Dixon Schultz Phone: (713) 890-8607 Email: dixon.schultz@ca-cib.com

Canadian Imperial Bank of Commerce, New York Branch	$29,863,479.41	300 Madison Ave New York, NY 10017 Contact: Anju Abraham Phone: (212) 856-3769 Email: Anju.Abraham@cibc.com

KeyBank National Association	$29,863,479.41	127 Public Square Cleveland, OH 44114 Contact: Renee Bonnell Phone: (216) 689-7729 Email: renee.bonnell@key.com KAS_servicing@keybank.com

Sumitomo Mitsui Banking Corporation	$29,863,479.41	277 Park Avenue New York, NY 10172 Contact: Emily Estevez Phone: (212) 224-4177 Email: eestevez@smbc-Lf.com

TD Bank, N.A.	$29,863,479.41	222 Bay Street, 15th Floor Toronto, ON M5K 1A2 Contact: Diana Macecevic Phone: (416) 350-9135 Email: TDBNANotices@tdsecurities.com

Truist Bank	$29,863,479.41	3333 Peachtree Road NE 3rd Floor Atlanta, GA 30326 Contact: Jackie Johnson Email: TeammateA.gaccs.rightfax@suntrust.com

U.S. Bank National Association	$29,863,479.41	400 City Center Oshkosh, WI 54901 Contact: CLS Syndication Services Phone: 920-237-7601 Email: CLSSyndicationServicesteam@usbank.com

The Bank of New York Mellon	$21,517,826.93	500 Ross Street, Suite 154-0850 Pittsburgh, PA 15262-001 Contact: CBLA2 Phone: (315) 765-4822 Email: CBLA2@bny.com & BNYM@bnymobsnotices.com

The Huntington National Bank	$21,517,826.93	41 South High St. HCO520 Columbus, OH 43287 Contact: Debbie Cabungcal Phone: (614) 480-1283 Email: Debbie.cabungcal@huntington.com

First National Bank of Pennsylvania	$11,883,913.47	12 Federal Street One Northshore Ctr., Suite 500 Pittsburgh PA 15212 Contact: Paul Wargo Phone: (412) 445-1981 Email: wargop@fnb-corp.com

TOTAL	$750,000,000.00

SCHEDULE II

List of L/C Fronting Bank Commitments

Fronting Bank	Fronting Bank Address	L/C Fronting Bank Commitment

PNC Bank, National Association	300 Fifth Avenue Pittsburgh, PA 15222 Attention: Montreal Phillips, Loan Support Analyst Phone: (440) 546-9431	$35,000,000

Wells Fargo Bank, National Association	550 S Tryon Street, 11th Floor Charlotte, NC 28202 Contact: Patrick Engel Phone: (704) 374-2385 Email: Patrick.D.Engel@wellsfargo.com	$20,000,000

Mizuho Bank, Ltd.	1271 Avenue of the Americas New York, NY 10020 Contact: Erik Kildal-Brandt; Leo Pau Phone: (212) 282-4089; (212) 282-3418 Email: Erik.Kildal-Brandt@mizuhogroup.com; leo.pau@mizuhogroup.com; LAU_MGS@mizuhogroup.com	$15,000,000

Barclays Bank PLC	745 Seventh Avenue, 8th Floor New York, NY 10019 Attention: Nnamdi Otudoh Phone: 212 526 8527 Email: xrabdmlcsupport@barclays.com	$15,000,000

Bank of America, N.A.	1 Fleet Way Scranton, PA 18507 Attention: Scranton Standby	$5,000,000

JPMorgan Chase Bank, N.A.	10410 Highland Manor Drive-Floor 3, Tampa, FL 33610-9128 Attention: Global Trade Services Phone: 800-634-1969 Email: GTS.Client.Services@jpmchase.com	Solely with respect to the Existing Letters of Credit set forth on Schedule III